UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2019

SVB Financial Group
(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 25, 2019, SVB Financial Group (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the stockholders of the Company (i) elected the Company’s directors for the ensuing year, (ii) approved the Company’s Amended and Restated Certificate of Incorporation eliminating cumulative voting in director elections, (iii) approved, on an advisory basis, the Company’s executive compensation, (iv) approved the 2006 Equity Incentive Plan, as amended and restated, to reserve an additional 2,500,000 shares of common stock for issuance thereunder and extend the expiration date of the plan to April 24, 2029, and (v) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Each of the above matters is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on March 11, 2019 (the “Proxy Statement”). The voting results were as follows:

Proposal 1: Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

	For	Withheld	Broker Non-Votes
Nominee
Greg W. Becker	44,388,240	156,930	3,092,187
Eric A. Benhamou	41,428,531	3,116,639	3,092,187
John S. Clendening	44,421,638	123,532	3,092,187
Roger F. Dunbar	42,987,646	1,557,524	3,092,187
Joel P. Friedman	42,957,542	1,587,628	3,092,187
Kimberly A. Jabal	44,430,003	115,167	3,092,187
Jeffrey N. Maggioncalda	44,422,585	122,585	3,092,187
Mary J. Miller	44,429,618	115,552	3,092,187
Kate D. Mitchell	44,318,067	227,103	3,092,187
John F. Robinson	44,406,811	138,359	3,092,187
Garen K. Staglin	43,931,610	613,560	3,092,187

Proposal 2: Approval of the Company’s Amended and Restated Certificate of Incorporation.

The stockholders approved the proposed Amended and Restated Certificate of Incorporation to eliminate cumulative voting for director elections.

For	Against	Abstain	Broker Non-Votes
39,131,927	5,375,264	37,979	3,092,187

Proposal 3: Advisory Vote to Approve Executive Compensation (Say on Pay).

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
41,997,947	2,231,654	315,569	3,092,187

Proposal 4: Approval of 2006 Equity Incentive Plan, as amended and restated.

The stockholders approved the proposed amendments to the 2006 Equity Incentive Plan to reserve an additional 2,500,000 shares for issuance thereunder and extend the expiration date of the plan to April 24, 2029.

For	Against	Abstain	Broker Non-Votes
41,765,542	2,665,235	114,393	3,092,187

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain
46,200,816	1,352,289	84,252

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2019	SVB FINANCIAL GROUP

	By:	/s/ GREG BECKER
	Name:	GREG BECKER
	Title:	President and Chief Executive Officer